UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2009
TRICO MARINE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33402	72-1252405
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)
10001 Woodloch Forest Drive, Suite 610
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 780-9926
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure
     On September 9, 2009, Trico Marine Services, Inc. (the “Company”) issued a press release announcing, among other things, new contract awards and guidance pertaining to its third quarter 2009 revenues and adjusted EBITDA. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The press release includes a measure of future operating performance based on adjusted EBITDA, a non-GAAP financial measure, which is calculated as earnings (net income or loss) before depreciation and amortization, amortization of non-cash deferred revenue, interest income, interest expense-net of amounts capitalized, unrealized gain on mark-to-market of embedded derivative, gain on conversions of debt, refinancing costs, other (income) expense, net, stock-based compensation, (gain) loss on sale of assets, impairment, income tax expense (benefit) and non-controlling interest of consolidated subsidiaries. Our most recent quarterly report on Form 10-Q presents the detailed components of adjusted EBITDA, as we define that term.
     We believe that the GAAP financial measure that adjusted EBITDA most directly compares to is operating income. We have not provided a reconciliation of adjusted EBITDA with operating income or other GAAP financial measures on a forward-looking basis because we cannot do so without an unreasonable effort. The Company cannot predict the occurrence, timing, or amount of all items that it excludes from forward-looking non-GAAP financial measures, but which could potentially be significant to the calculation of the Company’s GAAP financial measures for future fiscal periods.
     Our measure of adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure. Because adjusted EBITDA is not a measure of financial performance calculated in accordance with GAAP, it should not be considered in isolation or as a substitute for operating income, net income or loss, cash flows provided by operating, investing and financing activities, or other income or cash flows statement data prepared in accordance with GAAP.
     Adjusted EBITDA is widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and accompanying reconciliations, we believe provides additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund various capital expenditures. We also believe the disclosure of adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity.
     In accordance with General Instruction B.2. of Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release dated September 9, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 10, 2009

TRICO MARINE SERVICES, INC.
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Secretary, Chief Administrative Officer, Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 9, 2009